SUPPLEMENT DATED SEPTEMBER 18, 2009
TO THE R-1, R-2, R-3, R-4, and R-5 CLASS PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009
(As Supplemented on March 20, 2009, April 8, 2009,
April 9, 2009, May 4, 2009, May 21, 2009, June 19, 2009, and August 25, 2009)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

Upcoming Fund Action

On September 14, 2009, the Board of Directors for Principal Funds, Inc. approved the following proposal: acquisition of the assets of the Ultra Short Bond Fund by the Money Market Fund. The proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of Principal Funds, Inc. tentatively scheduled for December 15, 2009. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders in October 2009.

Risk/Return Summary

LargeCap Blend Fund II

On or about October 1, 2009, ClearBridge Advisors, LLC will become an additional sub-advisor to the LargeCap Blend Fund II. At that time, replace the language in the Main Strategies and Risks section with the following:

The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of the most recent calendar year end, this range was between approximately $0.5 billion and $406.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. The market capitalization of companies in the Fund’s portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase equity securities of a company it owns if the company’s market capitalization falls outside of the index range.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. T. Rowe seeks to take full advantage of the analysts’ focused expertise in their industries. Its stock selection process will result in the purchase of both growth and value stocks.

ClearBridge seeks to construct an investment portfolio with a weighted average market capitalization similar to the S&P 500 Index. ClearBridge uses fundamental analysis to identify companies it views as high quality and to determine whether it believes the companies’ equity securities are relatively over- or under-valued. ClearBridge favors companies with above-average growth in dividend yields.

Principal invests between 10% and 40% of the Fund's assets in common stocks in an attempt to match or exceed the performance of the Fund's benchmark index for performance. The Fund's benchmark index for performance is identified in the average annual total returns table. Principal’s strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Fund's benchmark index for performance. Through the structured equity strategy, Principal expects the Fund to achieve returns in excess of those of the Fund's benchmark index for performance with lower risk and improved predictability of returns for the entire Fund compared to the Fund's benchmark index for performance.

Among the principal risks (as defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Management Risk
• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Value Stock Risk

T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004. ClearBridge will become an additional Sub-Advisor on or about October 1, 2009.

LargeCap Value Fund I

On or about October 1, 2009, Thompson, Siegel & Walmsley LLC (“TS&W”) will become an additional sub-advisor to the LargeCap Value Fund I.

Mortgage Securities Fund (effective September 30, 2009, to be known as Government & High Quality Bond Fund )

In the June 19, 2009 supplement, we announced that on or about September 30, 2009, the Mortgage Securities Fund would change its name to the Government & High Quality Bond Fund and, in conjunction with the name change, the Fund’s Main Strategies and Risks section would change. Replace the first two paragraphs of the Main Strategies and Risks Section included with the June 19, 2009 supplement with the following:

Under normal circumstances, the Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities issued by the U.S. government, its agencies or instrumentalities or securities that are rated AAA by S&P, AAA by Fitch, or Aaa by Moody’s, including but not limited to mortgage securities such as agency and non-agency collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements.

The Fund may also invest in mortgage-backed securities that are not issued by the U.S. government, its agencies or instrumentalities or rated AAA by S&P, AAA by Fitch, or Aaa by Moody’s, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in dollar rolls, which may involve leverage.

Ultra Short Bond Fund

Add the following footnote to the Annual Fund Operating Expenses Table:

Effective November 1, 2009, Principal has voluntarily agreed to limit the Fund’s expenses to the extent necessary to maintain a 0% yield. The expense limit will be in effect through December 18, 2009.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

Add the following information to the Certain Investment Strategies and Related Risks section:

Master Limited Partnerships

Certain Funds invest in master limited partnerships (“MLPs”). The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income. Volatile global financial markets and economic conditions increase the cost of raising capital in debt and equity capital markets and diminish the ability to raise capital. Therefore, MLPs may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

ClearBridge Advisors, LLC (“ClearBridge”)

On or about October 1, 2009, ClearBridge will become an additional sub-advisor to the LargeCap Blend Fund II. At that time, add the following information to the Prospectus:

Sub-Advisor:	ClearBridge Advisors, LLC, 620 8th Avenue, New York, NY 10018 is registered as an investment adviser under the Advisers Act. ClearBridge Advisors LLC is a wholly-owned subsidiary of Legg Mason, Inc.

The day-to-day portfolio management is shared by two Portfolio Managers. The Portfolio Managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Fund	Day-to-Day Fund Management	Since
LargeCap Blend II	Scott Glasser	2009
	Michael Kagan	2009

Scott Glasser. Mr. Glasser is a Senior Portfolio Manager and a Managing Director of ClearBridge. He is also a member of the ClearBridge Management Committee. He joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Glasser was a Managing Director of Citigroup Global Markets, Inc. and served as a Portfolio Manager at Smith Barney Asset Management. He earned a BA from Middlebury College and an MBA from Pennsylvania State University.

Michael Kagan. Mr. Kagan is a Senior Portfolio Manager and a Managing Director of ClearBridge. He is also a member of the ClearBridge Management Committee and the ClearBridge Brokerage Committee. He joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Kagan was a Managing Director of Citigroup Global Markets, Inc. and served as a Portfolio Manager at Salomon Brothers Asset Management. Mr. Kagan earned a BA from Harvard College and attended the Massachusetts Institute of Technology Sloan School of Management.

Edge Asset Management, Inc.

Add the following to the biographical information for Craig V. Sosey: Mr. Sosey has informed Edge that he will not continue his employment beyond December 31, 2009. Edge expects that Mr. Sosey will continue as portfolio manager for the Mortgage Securities Fund (effective September 30, 2009, to be known as Government & High Quality Bond Fund) through December 31, 2009.

Thompson, Siegel & Walmsley LLC

On or about October 1, 2009, Thompson, Siegel & Walmsley LLC (“TS&W”) will become an additional sub-advisor to the LargeCap Value Fund I. At that time, add the following information to the Prospectus:

Sub-Advisor:	Thompson, Siegel & Walmsley LLC (“TS&W”) is located at 6806 Paragon Place, Suite
300, Richmond, VA 23230. TS&W is a limited liability company and a SEC registered investment advisor founded in 1969. TS&W offers investment advisory services to governmental, institutional, corporate and individual clients. TS&W is a majority owned subsidiary of Old Mutual (US) Holdings Inc., a subsidiary of Old Mutual plc.

The day-to-day portfolio management is shared by co-Portfolio Managers. The Portfolio Managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Fund	Day-to-day Fund Management	Since
LargeCap Value I	Charles J. Wittmann	2009
	John S. Pickler	2009
	Horace P. Whitworth	2009

Charles (Chip) J. Wittmann, CFA. Mr. Wittmann, Co-Portfolio Manager joined TS&W in 2004. He earned a BA from Davidson College and an MBA from Fuqua School of Business, Duke University. Mr. Wittmann has earned the right to use the Chartered Financial Analyst designation.

John (Jack) S. Pickler, CFA. Mr. Pickler, Co-Portfolio Manager, joined TS&W in 2002. He earned a BS from the University of Virginia and an MBA from Wake Forest University. Mr. Pickler has earned the right to use the Chartered Financial Analyst designation.

Horace P. Whitworth, CFA. Mr. Whitworth, Co-Portfolio Manager, Co-CEO & Managing Director, joined TS&W in 1986. He earned a BS from the University of Virginia. Mr. Whitworth has earned the right to use the Chartered Financial Analyst designation.